UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

FORTINET, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
The following Notice of Change of Location and Format relates to the proxy statement (the “Proxy Statement”) of Fortinet, Inc., a Delaware corporation (“Fortinet,” “we,” “us” or “our”), dated April 28, 2020, furnished to Fortinet’s stockholders in connection with the solicitation of proxies by Fortinet’s Board of Directors (the “Board of Directors”) for use at Fortinet’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Friday, June 19, 2020. This supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location and format of the 2020 Annual Meeting and is being made available to Fortinet’s stockholders on or about June 4, 2020.
Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.
THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
NOTICE OF CHANGE OF LOCATION AND FORMAT
OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, JUNE 19, 2020
June 4, 2020
Dear Fortinet Stockholder:
Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders and other meeting participants, NOTICE IS HEREBY GIVEN that the location and format of the 2020 Annual Meeting has been changed. As previously announced, the 2020 Annual Meeting will be held on Friday, June 19, 2020 at 10:00 a.m. Pacific time. In light of public health and travel concerns in light of the COVID-19 pandemic, the 2020 Annual Meeting will be held in a virtual-only format. You will not be able to attend the 2020 Annual Meeting in person.
As described in the Proxy Statement, the Board of Directors fixed the close of business on April 24, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the 2020 Annual Meeting or any postponement or adjournment thereof. Record holders of shares of Fortinet common stock at the close of business on the Record Date are entitled to notice of and to vote at the 2020 Annual Meeting.
Attending the Virtual 2020 Annual Meeting as a Stockholder of Record
If you were a stockholder of record at the close of business on the Record Date (i.e., your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A.) or if you are a proxy holder for such a stockholder, you may participate in the 2020 Annual Meeting by following the instructions below:
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Beginning at 9:45 a.m. Pacific Time on June 19, 2020, please visit www.meetingcenter.io/215326404.

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Enter the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received.

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Enter the meeting password FTNT2020.

Registering to Attend the Virtual 2020 Annual Meeting as a Beneficial Owner
If you held your shares through an intermediary on the Record Date (i.e., you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the 2020 Annual Meeting by following the instructions below:
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You must obtain a legal proxy, executed in your favor, from the holder of record reflecting the number of shares of common stock you held as of the Record Date, along with your name and email address.

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Submit proof of your legal proxy by forwarding the email from your broker, or attaching an image of your legal proxy, to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on June 16, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare.

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At the time of the 2020 Annual Meeting, go to www.meetingcenter.io/215326404 and enter your control number and the meeting password FTNT2020.

Asking Questions at the Virtual 2020 Annual Meeting
If you are attending the 2020 Annual Meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at www.meetingcenter.io/215326404, entering your control number and meeting password FTNT2020, and clicking on the message icon in the upper right hand corner of the page. To return to the main page, click the “i” icon at the top of the screen. For technical support, please call Computershare toll free at (866) 276-4119.
Attending the Virtual 2020 Annual Meeting as a Guest
If you would like to enter the meeting as a guest in listen-only mode, click on the “I am a Guest” button after entering the meeting center at www.meetingcenter.io/215326404 and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest
Voting Your Shares the Virtual 2020 Annual Meeting
You are encouraged to vote your shares in advance of the 2020 Annual Meeting. If voting in advance of the 2020 Annual Meeting, the steps required to cast your votes are the same as indicated in the materials you received with the Proxy Statement. If you have not already voted your shares in advance, you will be able to vote your shares electronically during the 2020 Annual Meeting by clicking on the “Cast Your Vote” link on the Meeting Center site.
The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the 2020 Annual Meeting. If you have already voted and do not wish to change your vote, no additional action is required.
For further information regarding the matters to be acted upon at the 2020 Annual Meeting, we urge you to carefully read the Proxy Statement. Our proxy materials are available to our stockholders at www.edocumentview.com/FTNT.
SUPPLEMENT TO PROXY STATEMENT
Clarification on Board of Directors and Committee Meeting Attendance
In addition, this Supplement to Proxy Statement, dated June 4, 2019, supplements the Proxy Statement for the purpose of clarifying the attendance of meetings of the Board of Directors and its committees by Fortinet’s directors. During fiscal 2019, each director nominee attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served, in each case, that were held during the period for which such director served on the Board of Directors or such committees.
By Order of the Board of Directors,
Ken Xie
Chief Executive Officer and Chairman of the Board of Directors

Sunnyvale, California
June 4, 2020